Exhibit 10.15

SETTLEMENT AGREEMENT AND RELEASE

     KNOW ALL PERSONS BY THESE PRESENT, that, HEALTH MANAGEMENT SYSTEMS, a New York Corporation with principal offices located at 401 Park Avenue South, New York, New York, 10016, Tax Identification No. 13-2770433 (hereinafter HMS) and the DISTRICT OF COLUMBIA, a municipal corporation, hereby agree and stipulate as follows, in settlement of the contract actions pending before the D.C. Contract Appeals Board (CAB), Nos. D-1162 and D-1189, captioned Appeal of Health Management Systems, Inc.

     HMS, for and in consideration of the sum of Two Million Three Hundred Fifty One Thousand Forty Two Dollars and No Cents ($2,351,042.00 ), lawful money of the United States, which sum the DISTRICT OF COLUMBIA agrees to pay to the said HMS by check made payable to the order of HEALTH MANAGEMENT SYSTEMS, INCORPORATED, the said HMS, for itself, its predecessors, successors, assigns, parents, subsidiaries, affiliates, officers, directors, shareholders, subcontractors, suppliers, and/or any other person or entity claiming by, through, or under it or them, shall release and forever discharge the DISTRICT OF COLUMBIA, its agencies, instrumentalities, officers, agents, servants, and employees, from any and all losses and any and all actions, damages, claims and demands whatsoever, including, without limitation, (a) claims for contract balances and/or contract retainage, (b) claims for equitable adjustments, (c) claims for interest, including interest under the D.C. Quick Payment Act, D.C. Official Code § 2-221.01 (2001 ed.) et seq., (d) claims for attorneys’ fees, costs, and/or expenses, which the said HMS now has or will have against the DISTRICT OF COLUMBIA, its respective agencies, instrumentalities, officers, agents, servants, and employees, or which HMS or any person or persons claiming by, through or under it now or hereafter can. or may have, by reason of, relating to, and/or in any way arising out of: District of Columbia Contract No. JA 91934, and any and all claims or matters of any nature raised or that could have been raised in the following matters: Appeal of Health Management Systems, Inc. D.C. Contract Appeals Board (CAB) Nos. D-1162 and D-l 189 or in any proceeding or matter involving or pertaining to the same subject-matter before other administrative or judicial tribunals without limitation.

     As further consideration for payment of said sum, it is hereby agreed that HMS will provide full cooperation and all reasonable assistance to the DISTRICT OF COLUMBIA, its respective agencies, instrumentalities, officers, agents, servants, and employees, including but not necessarily limited to provision of relevant documents and testimony, in defense against any and all further claims arising out of and/or relating to the above-described matters, to the extent and in the event that they might be brought by third parties. In addition, HMS hereby represents and warrants that it does not owe any subcontractors, third parties or vendors any amounts relating to District of Columbia Contract No. JA 91934 and agrees to indemnify the District of Columbia for any damages awarded in the event any subcontractor, third party or vendor establishes in any action in which a court of competent jurisdiction fully adjudicates any claim brought by such subcontractor, third party to vendor to the contrary. For this provision to have any force and effect, the District must notify HMS within 45 days of service of process on the District of Columbia of any such claim against the District pertaining to District of

Columbia Contract No. JA 91934.

     And it is expressly agreed, as a further consideration for said sum, that this release includes all damages to HMS or for which HMS might seek contribution from, or might seek to impose any responsibility or liability on, the DISTRICT OF COLUMBIA, resulting from the above-described matter, whether now manifest or not, together with all direct and indirect consequences thereof, which are now known or which may hereafter become known, the intention hereof being to release the DISTRICT OF COLUMBIA, its agencies, instrumentalities, officers, agents, and employees, completely, finally and absolutely from any and all liabilities arising wholly or partially out of and/or in any way relating to the above-described matter, and over which HMS has or has had any significant influence or control.

     And it is expressly agreed, as a further consideration for said sum, that this release includes all damages to HMS or for which HMS might seek contribution from, or might seek to impose any responsibility or liability on, the DISTRICT OF COLUMBIA, resulting from the above-described matter, whether now manifest or not, together with all direct and indirect consequences thereof, which are now known or which may hereafter become known, the intention hereof being to release the DISTRICT OF COLUMBIA, its agencies, instrumentalities, officers, agents, and employees, completely, finally and absolutely from any and all liabilities arising wholly or partially out of and/or in any way relating to the above-described matter, and over which HMS has any significant influence or control.

     And it is further expressly agreed that the right to the payments to be made hereunder shall not be assigned. Any assignment of the right to such payments shall be null and void and may be disregarded by the DISTRICT OF COLUMBIA.

     And it is further expressly agreed that this Agreement represents the entire agreement of the parties and shall be interpreted in accordance with the laws of the District of Columbia.

     And as further consideration for said sum, the undersigned, Robert M. Holster, expressly warrants: (1) that he is the Chief Operating Officer of HMS and that he is legally competent and fully authorized to execute this release for and on behalf of HMS, (2) that HMS has been represented at all stages by counsel of its choosing, (3) that the undersigned has had full opportunity to review and consult with counsel regarding this matter and this release, (4) that the undersigned has fully informed her/himself of the contents and meaning of this release, and (5) that, on behalf of HMS the undersigned agrees to this release without any reservation whatsoever.

     And, the undersigned counsel for the District of Columbia hereby expressly warrants that they are authorized to execute this agreement for and on behalf of the District of Columbia.

     IN WITNESS WHEREOF, this 3rd day of February, 2005, the Chief

Operating Officer, HMS, having complete and proper authority so to do, has executed this document in the name of HMS.

Health Management Systems, Incorporated

		By:	/s/ Robert M. Holster

Chief Operating Officer
Health Management Systems, Incorporated
State of	)
County/ City of	)

     I, Laura Jo Cruz, a Notary Public in and for the State of New York, do hereby certify that Robert M. Holster, whose name is signed to the foregoing release, personally appeared before me, the said          being personally known to me as the person who executed the said release, and subscribed and swore to the above release and acknowledged the same to be his act and deed in my presence. And the said          , did further make oath that s/he had carefully read and fully understands the same, and that her/his execution thereof was voluntary and without reservation of any kind.

     Given under my hand and official seal this 3rd day of February, 2005.

/s/ Laura Jo Cruz

NOTARY PUBLIC

My Commission Expires: 09/22/07

LAURA JO CRUZ
Notary Public — State of New York
No.01CR6098730
Qualified in Kings County
Commission Expires Sep. 22, 2007

THE DISTRICT OF COLUMBIA
a municipal corporation
ROBERT J. SPAGNOLETTI
Attorney General for the District of Columbia

George C. Valentine, Deputy Attorney General
Civil Litigation Division

Date: 02/01/05	By:	/s/ Thomas J. Foltz

Thomas J. Foltz, Assistant Attorney General
General Litigation I
Civil Division
Office of the Attorney General
441 Fourth Street, N.W., 6th Floor South
Washington, D.C, 20001
ATTORNEYS FOR THE DISTRICT OF COLUMBIA

HMS I & II FINAL SETTLEMENT AGREEMENT 013105

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